Dreyfus BASIC Municipal Money Market Portfolio

ANNUAL REPORT
August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Portfolio Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                 Dreyfus BASIC Municipal Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC Municipal Money Market Portfolio covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Colleen Meehan.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, there is no question that "cash has been king" for much of 2001. While bonds have generally fared relatively well, a slowing economy and a return to more normal valuations took their toll on stocks. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. In the meantime, investors who allocated a portion of their overall investment portfolios to cash have continued to enjoy the benefits of capital preservation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Portfolio perform during the period?

For the 12-month reporting period ended August 31, 2001, the portfolio produced a 3.21% yield and, taking into account the effects of compounding, a 3.26% effective yield.(1)

We attribute the portfolio' s performance to lower interest rates, which were primarily the result of five interest-rate reductions during the reporting period by the Federal Reserve Board (the "Fed" ).

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, if it would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the portfolio' s average weighted maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Falling interest rates in a weakening economy represented the primary driver of the portfolio' s performance. Signs of economic deterioration had already begun to emerge when the reporting period began, causing tax-exempt yields to decline. The Fed had already begun to take steps to stimulate economic growth, reducing short-term interest rates by 50 basis points each in two separate moves in January. During the reporting period, the Fed eased five more times, reducing interest rates a total of 300 basis points for a target federal funds rate of 3.50%. Yields on one-year tax-exempt notes declined accordingly.

The portfolio was also influenced by seasonal supply-and-demand factors. Tax-exempt money market funds lost approximately 10% of their assets during the spring of 2001 as investors redeemed shares for income tax payments. This seasonal falloff of demand caused tax-exempt yields to rise temporarily, before declining once again as redemption pressures subsided.

In this environment, we generally maintained the portfolio's weighted average maturity at a modestly long position. With yield differences narrow among securities of various maturities, it made little sense to us to extend the portfolio' s weighted average maturity further. However, when yields rose temporarily in the spring, we lengthened the portfolio's weighted average maturity to obtain then current yields while short-term interest rates continued to decline.

From a security selection perspective, we continued to rely on variable-rate demand notes (" VRDNs"), which provided the portfolio with ample liquidity. In fact, at times during the reporting period weekly VRDNs offered higher yields than one-year fixed-rate notes. We also maintained a "laddered" portfolio of tax-exempt commercial paper and municipal notes in which securities mature at predetermined intervals. This strategy was designed to enhance our flexibilit in anticipation of near-term technical market factors. Our laddered strategy was particularly beneficial in June and July, when a large number of securities matured, helping us avoid the pitfalls of reinvesting in relatively low yielding securities.

What is the portfolio's current strategy?

In a slowing economy, we believe tax receipts are likely to fall from last year's levels. This may be especially true for those localities that rely on just one or two large taxpayers, such as local corporations, for their tax revenues.

Over the near term, we expect the tax-exempt money markets to continue to be influenced by changes in the balance between supply and demand. For example, demand for tax-exempt money market instruments increased in June and July, when a substantial number of securities matured. Because many investors reinvested this money in tax-exempt money market instruments, yields declined as investor demand outpaced the available supply of securities. We maintained the portfolio's weighted average maturity at a modestly long position under these circumstances. Of course, our strategy and portfolio composition can change at any time as economic and market conditions evolve.

September 17, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio


STATEMENT OF INVESTMENTS

August 31, 2001

                                                                                               Principal
TAX EXEMPT INVESTMENTS-101.5%                                                                 Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--2.2%

California Higher Education Loan Authority Inc.

  SLR 2.70%, 7/1/2002

   (LOC; Student Loan Marketing Association)                                                 10,000,000               10,000,000

COLORADO--3.3%

Colorado Student Obligation Bond Authority

  SLR, VRDN

  2.10% (Insured; AMBAC and Liquidity Facility;

   Credit Suisse First Boston)                                                               15,000,000  (a)          15,000,000

DELAWARE--1.8%

Delaware Industrial Development Authority, PCR, Refunding

  CP (Exelon General Company) 3.05%, 10/4/2001

   (LOC; Bank One Corp.)                                                                      8,000,000                8,000,000

FLORIDA--8.0%

Capital Projects Finance Authority, Revenue, VRDN

  Capital Projects Loan Program 2.15% (GIC; CDC Funding

  Corp. and Liquidity Facility: Bayerische Vereinsbank,

   Landesbank Hessen-Thueringen Girozentrale and
   The Bank of New York)                                                                      2,700,000  (a)           2,700,000

Greater Orlando Aviation Authority, Airport Facilities Revenue

  Refunding, CP:

      2.35%, 9/12/2001 (Liquidity Facility;
         Morgan Guaranty Trust Co.)                                                           4,450,000                4,450,000

      2.45%, 9/12/2001 (Liquidity Facility; Morgan
         Guaranty Trust Co.)                                                                  5,000,000                5,000,000

Gulf Breeze, Revenue, VRDN

  Local Government Loan Program 2.05%

   (Insured; FGIC and Liquidity Facility; Credit Local de France)                             5,750,000  (a)           5,750,000

Orange County Health Facilities Authority, Revenues

  VRDN (Florida Hospital Association) 2.15%

  (GIC; CDC Funding Corp. and Liquidity Facility:

  Bank of Nova Scotia, Banque Paribas and The Bank of

   New York)                                                                                 10,000,000  (a)          10,000,000

Palm Beach County Housing Finance Authority, SFHR

   2.90%, 5/1/2002                                                                            3,250,000                3,250,000

Pinellas County Housing Finance Authority, SFHR

  Multi-County Program 3.25%, 10/1/2001

   (GIC; Trinity Funding Corp.)                                                               5,000,000                5,000,000

GEORGIA--6.6%

Atlanta, Airport Revenue, VRDN, Merlots Program

  2.26% (Insured; FGIC and Liquidity Facility;

   First Union National Bank)                                                                 5,070,000  (a)           5,070,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Gwinnett County School District, GO Notes, TAN

   4.25%, 12/28/2001                                                                          5,000,000                5,018,665

Savannah Economic Development Authority, Industrial Revenue

   Exempt Facility, VRDN (Home Depot Project) 2.20%                                          20,000,000  (a)          20,000,000

ILLINOIS--4.0%

Illinois Development Finance Authority, PCR, Refunding

   VRDN (Amerencips Project) 2.35%                                                            7,000,000  (a)           7,000,000

Illinois Health Facilities Authority, Revenues

   (Evanston Northwestern Corp.) 2.90%, 5/31/2002                                             5,000,000                5,000,000

Lombard, MFHR, Refunding, VRDN (Clover Creek

   Apartments Project) 2.12% (LOC; FNMA)                                                      4,800,000  (a)           4,800,000

Springfield, Electric Revenue, Refunding

   6%, 3/1/2002 (Insured; MBIA)                                                               1,500,000                1,520,742

INDIANA--.4%

Whiting Industrial Sewage and Solid Waste Disposal

  Industrial Revenue, Refunding, VRDN

   (Amoco Oil Company Project) 2.60%                                                          1,700,000  (a)           1,700,000

IOWA--2.2%

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Inc. Project) 2.20%                                                 10,000,000  (a)          10,000,000

KANSAS--2.4%

Shawnee County, GO Notes

   3.50%, 5/15/2002                                                                           6,810,000                6,819,591

Unified Government of Wyandotte County/Kansas City

  GO Notes:

      4.10%, 2/1/2002                                                                         1,375,000                1,375,000

      3.30%, 5/1/2002                                                                           927,000                  927,000

Wichita, Water and Sewer Utility Revenue

   6%, 10/1/2001 (Insured; FGIC)                                                              1,630,000                1,633,727

LOUISIANA--3.1%

Louisiana Local Government Environmental Facilities

  Community Development Authority, Revenue

  VRDN, LCDA Loan Financing Program

  2.15% (Liquidity Facility: Amsouth Bank and Banque Paribas

   and LOC; CDC Funding Corp.)                                                                5,000,000  (a)           5,000,000

Louisiana Public Facilities Authority, Revenues

  VRDN (Pennington Medical Foundation Project)

   2.10% (LOC; Bank One Corp.)                                                                7,150,000  (a)           7,150,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA (CONTINUED)

Plaquemines Parish, Environmental Revenue

   Refunding, VRDN (BP Exploration and Oil) 2.60%                                             1,900,000  (a)           1,900,000

MARYLAND--2.4%

Maryland Energy Financing Administration, SWDR

  VRDN (Cimenteries Project)

   2.60% (LOC; Deutsche Bank)                                                                10,800,000  (a)          10,800,000

MASSACHUSETTS--.7%

Amesbury, GO Notes, BAN 3.75%, 3/15/2002                                                      3,000,000                3,007,255

MICHIGAN--6.8%

Detroit Downtown Development Authority, Revenue, Refunding

  VRDN (Millender Center Project)

   2.20% (LOC; HSBC Bank USA)                                                                 5,000,000  (a)           5,000,000

Grand Rapids Economic Development Corporation

  Industrial Revenue, VRDN

  (Amway/Grand Plaza Hotel Facility # 1)

   2.10% (LOC; Old Kent Bank and Trust Co.)                                                   4,000,000  (a)           4,000,000

Michigan Higher Education Student Loan Authority

  SLR, VRDN

  2.85% (Insured; AMBAC and Liquidity Facility;

   Lloyds TSB Bank)                                                                           5,000,000  (a)           5,000,000

Michigan Hospital Finance Authority, Revenues

  VRDN, Health Equipment Loan Program

   2.17% (LOC; Michigan National Bank)                                                        7,000,000  (a)           7,000,000

Michigan Strategic Fund, LOR, VRDN:

  (NSS Technologies Project)

      2.25% (LOC; First Union National Bank)                                                  4,000,000  (a)           4,000,000

   (Pierce Foundation Project)

      2.10% (LOC; Michigan National Bank)                                                     5,910,000  (a)           5,910,000

MINNESOTA--.3%

St. Paul Port Authority, IDR, VRDN

  (Ideal Printers Inc.) 2.30%

   (LOC; Marshall and Ilsley Corp.)                                                           1,140,000  (a)           1,140,000

MISSOURI--2.1%

Missouri Higher Education Loan Authority, SLR

  Refunding, VRDN

  2.30% (Insured; MBIA and SBPA; State Street Bank

   and Trust Co.)                                                                             9,500,000  (a)           9,500,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--.9%

Clark County, EDR, VRDN

  (Lutheran Secondary School Association Project)

   2.20% (LOC; Allied Irish Banks)                                                            4,000,000  (a)           4,000,000

NEW JERSEY--.4%

New Jersey Transit Corporation, GAN

   4.90%, 9/1/2001 (Insured; FSA)                                                             2,000,000                2,000,000

NEW MEXICO--1.0%

New Mexico Hospital Equipment Loan Council

  Revenue, VRDN, Pooled Loan Program

  2.15% (GIC; CDC Funding Corp. and Liquidity

   Facility; Landesbank Hessen-Thueringen Girozentrale )                                      4,500,000  (a)           4,500,000

NEW YORK--2.2%

Metropolitan Transportation Authority, Transit

  Facilities Revenue, CP 2.35%, 9/14/2001

   (LOC; ABN Amro Bank)                                                                       5,000,000                5,000,043

Triborough Bridge and Tunnel Authority, Revenues

   BAN 5%, 1/17/2002                                                                          5,000,000                5,033,116

OHIO--3.1%

Ohio Water Development Authority, Pollution Control

  Facilities Revenue, Refunding, VRDN (Duquesne Light Co.)

  2.45% (Insured; AMBAC and Liquidity Facility; The

   Bank of New York)                                                                         10,000,000  (a)          10,000,000

Twinsburg, IDR, VRDN (United Stationers Supply Co.)

   2.70% (LOC; PNC Bank)                                                                      3,800,000  (a)           3,800,000

PENNSYLVANIA--7.2%

Clarion County Industrial Development Authority

  Energy Development Revenue, CP (Piney Creek Project)

  2.45%, 10/4/2001(LOC; Landesbank Hessen-Thueringen

   Girozentrale)                                                                              3,300,000                3,300,000

Dauphin County General Authority, Revenue, VRDN

  School District Pooled Financing Program

  2.50% (Insured; AMBAC and Liquidity Facility:

   Bank of Nova Scotia and Commerzbank)                                                       7,775,000  (a)           7,775,000

Emmaus General Authority, Revenue, VRDN

   Local Government 2.10% (LOC; Kredietbank)                                                 10,000,000  (a)          10,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Energy Development Authority,

  Energy Development Revenue, VRDN

  (B & W Ebensburg Project)

   2.10% (LOC; Landesbank Hessen-
   Thueringen Girozentrale)                                                                   6,490,000  (a)           6,490,000

Pennsylvania Higher Education Assistance Agency

  SLR, VRDN 2.15%

  (Insured; AMBAC and Liquidity Facility; First Union National

   Bank and LOC; Student Loan Marketing Association)                                          5,000,000  (a)           5,000,000

RHODE ISLAND--.7%

Rhode Island Housing and Mortgage Finance Corp., Revenue

  VRDN, Merlots Program 2.26%

   (Liquidity Facility; First Union National Bank)                                            3,000,000  (a)           3,000,000

SOUTH DAKOTA--.7%

South Dakota Housing Development Authority, GO Notes

   Homeownership Mortgage 3.25%, 4/3/2002                                                     3,000,000                3,000,000

TENNESSEE--11.1%

Johnson City Health and Educational Facilities Board

  Hospital Revenue, VRDN, Merlots Program

  2.26% (Insured; MBIA and Liquidity Facility; First Union

   National Bank)                                                                             7,655,000  (a)           7,655,000

Metropolitan Government Nashville and Davidson County

  Health and Educational Facilities Board, VRDN:

    College and University Revenue (Vanderbilt University)

         2% (LOC; Bayerische Landesbank Girozentrale)                                        10,000,000  (a)          10,000,000

      MFHR, Refunding (Multi Family Housing--Brentwood)

         2.16% (LOC; Northwestern Mutual Life)                                                9,320,000  (a)           9,320,000

Sevier County Public Building Authority, Local Government

  Public Improvement, Revenue, VRDN:

      2.05% (Insured; AMBAC and LOC; Kredietbank)                                             6,000,000  (a)           6,000,000

      2.55% (Insured; FSA and Liquidity Facility; Morgan

         Guaranty Trust Co.)                                                                  2,600,000  (a)           2,600,000

Shelby County Health Educational and
   Housing Facilities Board

   HR, CP (Baptist Memorial Hospital):

      2.95%, 10/26/2001 (LOC; Bank of America)                                                5,000,000                5,000,000

      3.15%, 10/26/2001 (LOC; Bank of America)                                                9,600,000                9,600,000

TEXAS--13.1%

Brazos River Harbor Navigation District, Industrial Revenue

   VRDN (BASF Corp. Project) 2.25%                                                            4,000,000  (a)           4,000,000



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Dallas-Fort Worth International Airport Facility
   Improvements Corporation, Airport Revenue,
   CP 2.60%, 9/12/2001 (Liquidity Facility: Landesbank
   Hessen-Thueringen Girozentrale, Morgan Guaranty
   Trust Co., State Street Bank & Trust Co. and
   Westdeutsche Landesbank Girozentrale)                                                     10,000,000               10,000,000

El Paso Industrial Development Authority Inc., IDR

  VRDN (El Paso School District Limited Project)

   2.35% (LOC; Chase Manhattan Bank)                                                          1,600,000  (a)           1,600,000

Gulf Coast Waste Disposal Authority, VRDN:

   PCR (Amoco Oil Co. Project) 2.60%                                                          1,700,000  (a)           1,700,000

   RRR (Amoco Oil Co. Project) 2.60%                                                          1,800,000  (a)           1,800,000

Houston, Water and Sewer Systems Revenue, VRDN

  Merlots Program 2.21% (Insured; MBIA and

   Liquidity Facility; First Union National Bank)                                             3,175,000  (a)           3,175,000

La Porte Independent School District, GO Notes

   6.375%, 2/15/2002                                                                          1,550,000               1,572,607

Panhandle Plains Higher Education Authority Inc., SLR

   VRDN 2.10% (LOC; Student Loan Marketing Association)                                       5,000,000  (a)           5,000,000

Port Development Corporation, Marine Terminal Revenue

  VRDN (Pasadena Terminal Co. Inc. Project)

   2.25% (LOC; Deutsche Bank)                                                                 2,420,000  (a)           2,420,000

Port of Port Arthur Navigation District,
   Environmental Facilities Revenue, Refunding,
   VRDN (Motiva Enterprises Project) 2.30%                                                    5,945,000  (a)           5,945,000

San Antonio, Water Revenue, CP

  2.35%, 10/10/2001 (Liquidity Facility: Landesbank Baden-

   Wuerttemberg and Westdeutsche Landesbank Girozentrale)                                     4,000,000                4,000,000

State of Texas, GO Notes, TRAN 3.75%, 8/29/2002                                               5,000,000                5,061,900

Texas Municipal Power Agency, Revenue, CP

   2.35%, 10/24/2001 (Liquidity Facility: Bayerische
   Landesbank Girozentrale, Morgan Guaranty Trust Co.
   and State Street Bank & Trust Co.)                                                         5,800,000                5,800,000

Texas Public Finance Authority, Revenue, CP

   2.40%, 10/23/2001                                                                          7,000,000                7,000,000

UTAH--4.3%

Intermountain Power Agency, Power Supply Revenue

  CP 2.65%, 10/29/2001 (Liquidity Facility: Bank of America

   and Bank of Nova Scotia)                                                                  13,200,000               13,200,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH (CONTINUED)

Utah Housing Finance Agency, MFHR

  Refunding, VRDN (Candlestick Apartments LLC)

   2.10% (Liquidity Facility; FNMA)                                                           6,400,000  (a)           6,400,000

VIRGINIA--3.8%

Richmond Industrial Development Authority, IDR

  VRDN (Cogentrix of Richmond Project):

      2.65%, Series A (LOC; Banque Paribas)                                                  11,300,000  (a)          11,300,000

      2.65%, Series B (LOC; Banque Paribas)                                                   6,000,000  (a)           6,000,000

WASHINGTON--2.8%

Washington Housing Finance Commission, MFHR, VRDN:

   (Country Club Apartments) 2.75% (LOC; U.S. Bank Trust)                                     3,540,000  (a)           3,540,000

   Refunding (Avalon Ridge Apartments Project)

      2.10% (LOC; FNMA)                                                                       9,255,000  (a)           9,255,000

WEST VIRGINIA--2.3%

West Virginia Hospital Finance Authority, Revenues

  VRDN, WVHA Pooled Financing Program:

    2.17% (Liquidity Facility: Bank of Nova Scotia and

         Banque Paribas and LOC; Bank of America)                                             4,700,000  (a)           4,700,000

      2.17% (LOC; Branch Banking and Trust Co.)                                               5,925,000  (a)           5,925,000

WISCONSIN--.7%

Pewaukee School District, BAN 3.125%, 5/30/2002                                               3,150,000                3,153,306

WYOMING--.9%

Wyoming Community Development Authority, Housing Revenue

   4.45%, 12/1/2001                                                                           4,000,000                4,001,469
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $459,044,421)                                                            101.5%              459,044,421

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.5%)              (6,596,610)

NET ASSETS                                                                                       100.0%              452,447,811


Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

BAN                 Bond Anticipation Notes

CP                  Commercial Paper

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GAN                 Grant Anticipation Notes

GIC                 Guaranteed Investment Contract

GO                  General Obligation

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LOR                 Limited Obligation Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SBPA                Standby Bond Purchase Agreement

SFHR                Single Family Housing Revenue

SLR                 Student Loan Revenue

SWDR                Solid Waste Disposal Revenue

TAN                 Tax Anticipation Notes

TRAN                Tax and Revenue Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
-----------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 92.5

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        4.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     3.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           459,044,421   459,044,421

Interest receivable                                                   2,095,376

Prepaid expenses                                                         17,827

                                                                    461,157,624
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           137,377

Payable for investment securities purchased                           5,061,900

Cash overdraft due to Custodian                                       3,464,185

Accrued expenses                                                         46,351

                                                                      8,709,813
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      452,447,811
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     452,510,359

Accumulated net realized gain (loss) on investments                    (62,548)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      452,447,811
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       452,510,359

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,072,733

EXPENSES:

Management fee--Note 2(a)                                            2,326,109

Shareholder servicing costs--Note 2(b)                                 297,602

Custodian fees                                                          50,340

Professional fees                                                       44,240

Registration fees                                                       21,051

Prospectus and shareholders' reports                                    11,163

Directors' fees and expenses--Note 2(c)                                 10,349

Miscellaneous                                                           11,116

TOTAL EXPENSES                                                       2,771,970

Less--reduction in management fee due to
  undertaking--Note 2(a)                                             (677,777)

NET EXPENSES                                                         2,094,193

INVESTMENT INCOME--NET                                              14,978,540
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 62,109

Net unrealized appreciation (depreciation) on investments             (18,490)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  43,619

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,022,159

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended August 31,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,978,540          18,148,865

Net realized gain (loss) from investments          62,109               2,551

Net unrealized appreciation
   (depreciation) of investments                  (18,490)             18,490

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,022,159          18,169,906
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (14,978,540)         (18,148,865)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 364,593,002         406,174,145

Dividends reinvested                           14,081,949          17,151,512

Cost of shares redeemed                      (417,234,987)       (541,914,355)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (38,560,036)       (118,588,698)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (38,516,417)       (118,567,657)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           490,964,228          609,531,885

END OF PERIOD                                 452,447,811          490,964,228

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                        Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .032           .034           .029           .033          .033

Distributions:

Dividends from investment income--net                           (.032)         (.034)         (.029)        (.033)         (.033)

Net asset value, end of period                                   1.00           1.00           1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.26           3.47           2.90          3.31           3.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45            .45           .45           .45

Ratio of net investment income
   to average net assets                                         3.22           3.39           2.86          3.26          3.26

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .15            .15            .15           .17           .15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         452,448        490,964        609,532       615,469       683,562

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $26,739 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $63,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. If not applied, $25,500 of the carryover expires in fiscal 2004, $25,000 expires in fiscal 2005, $500 expires in fiscal 2006 and $12,000 expires in fiscal 2007

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $677,777 during the period ended August 31, 2001.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2001, the portfolio was charged $228,797 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the portfolio was charged $49,813 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Municipal Money Market
Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Portfolio (the "Portfolio" ), one of the series comprising Dreyfus BASIC Municipal Fund, Inc., as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Portfolio at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                      /s/Ernst & Young LLP

New York, New York
October 12, 2001

                                                       The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).



NOTES

                       For More Information

                        Dreyfus BASIC Municipal
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request

to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  122AR0801


================================================================================


Dreyfus
BASIC Municipal
Bond Portfolio

ANNUAL REPORT
August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Portfolio Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover

                                                                  The Portfolio

                                         Dreyfus BASIC Municipal Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC Municipal Bond Portfolio covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Douglas Gaylor.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Municipal Bond Portfolio perform relative to its benchmark?

For the 12-month period ended August 31, 2001, the portfolio produced a 9.80% total return.(1) In comparison, the fund' s benchmark, the Lehman Brothers Municipal Bond Index, achieved a total return of 10.19% for the same period.(2) The Lipper General Municipal Debt Funds category average's return was 9.69% for the same period.(3)

We attribute the portfolio' s strong performance to our security selection strategy, which identified opportunities in deep-discount bonds when they were out of favor. By holding these bonds while they returned to favor, the portfolio benefited from capital appreciation and attractive levels of tax-exempt income.

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, we conduct a rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that the prices of these bonds will rise as they return to favor over time

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for bonds that we expect to provide highly competitive yields, but we also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

Falling interest rates in a weakening economy represented an important driver of the portfolio' s performance. Soon after the 12-month reporting period began, slower retail sales, lower levels of capital spending, higher energy prices and workforce layoffs adversely affected economic growth throughout the United States. The Federal Reserve Board took aggressive action in early January 2001 to stimulate economic growth, when it implemented the first of the reporting period' s seven interest-rate cuts for a total reduction of 300 basis points. Some of the municipal bond market's strong performance can also be attributed to investors fleeing a declining stock market, which strengthened demand. Yields of
tax-exempt    bonds    generally    moved    lower    in   this   environment.

At the start of the reporting period, we maintained our focus on deep-discount bonds, which had been viewed unfavorably by most investors because of their relatively low yields. Investors' disfavor caused the prices of these bonds to fall below levels that we considered reasonable. We held these out-of-favor bonds with the expectation that they would gain value when they came back into favor. This happened early in the reporting period, and we began to lock in profits by selling previously discounted securities as they returned to favor

At the same time that deep-discount bonds returned to favor, so-called "cushion" bonds -- income-oriented securities that sell at modest premiums to their face values -- moved out of favor. Consistent with our investment approach, we gradually built a position in cushion bonds, emphasizing those in the 15- to 20-year maturity range. These securities later appreciated in value as market conditions evolved. That's primarily because income-oriented bonds are particularly attractive to individual investors, who are typically willing to pay higher prices for the added protection that higher
yields    provide    during    downturns.

What is the portfolio's current strategy?

With the purchase of income-oriented bonds, the portfolio has become more defensive. We believe that a more conservative approach is warranted because, in our opinion, most of the benefits of lower interest rates have already been factored into bond prices.

As of the end of August, we have continued to move the portfolio's composition toward a more defensive stance. However, we are finding fewer securities that we regard as out of favor. Heightened demand for tax-advantaged income-oriented investments, especially from individual investors, has benefited virtually all types of high quality municipal bonds. Consequently, we intend to continue to emphasize income-oriented bonds until we find better values in other areas. Of course, the portfolio's composition may change at any time as market conditions evolve.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

(3)  SOURCE: LIPPER INC.

                                                       The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC Municipal Bond Portfolio and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01

                                                                Inception                                                From
                                                                  Date              1 Year            5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                        5/6/94              9.80%             6.97%             7.32%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC MUNICIPAL BOND PORTFOLIO ON 5/6/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/6/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE PORTFOLIO. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.3%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.7%

Alabama Water Pollution Control Authority
  (Revolving Fund Loan)

   6.25%, 8/15/2014 (Insured; AMBAC)                                                            750,000                  761,925

Florence, Warrants 5.75%, 9/1/2015 (Insured; MBIA)                                            1,000,000                1,059,880

ARIZONA--.5%

Tempe, GO 4%, 7/1/2016                                                                        1,500,000                1,395,510

CALIFORNIA--8.2%

California, GO 5.25%, 10/1/2016                                                               4,070,000                4,235,812

California Veterans GO 5.45%, 12/1/2024 (Insured; FSA)                                        3,430,000                3,468,793

Culver City Redevelopment Finance Authority

   Revenue 4.60%, 11/1/2020 (Insured; AMBAC)                                                  3,500,000                3,441,550

Kings River Conservation District, Pine Flat Power Revenue

   4.75%, 1/1/2020                                                                            5,250,000                5,189,520

Los Angeles County, COP

  (Disney Parking Referendum Project)

   4.75%, 3/1/2023 (Insured; AMBAC)                                                           2,000,000                1,977,420

Los Angeles County Metropolitan Transportation Authority,

  Sales Tax Revenue

   5.625%, 7/1/2018 (Insured; MBIA)                                                           1,000,000                1,041,100

Walnut Valley, Unified School District

   6.50%, 8/1/2019 (Insured; FGIC)                                                            1,765,000                1,925,527

COLORADO--3.7%

Aurora, Water 4.75%, 11/1/2012                                                                3,750,000                3,783,975

Colorado Health Facilities Authority,

  Revenue (Porter Place)

   5.875%, 1/20/2020                                                                          1,940,000                2,079,525

Colorado Springs, Utility Revenue

   6.75%, 11/15/2021 (Prerefunded 11/15/2001)                                                   500,000  (a)             514,305

Denver City and County, Airport Revenue

   7%, 11/15/2025 (Prerefunded 11/15/2001)                                                      820,000  (a)             827,175

Northwest Parkway Public Highway Authority,
   Senior Revenue Zero Coupon, 6/15/2026 (Insured; FSA)                                      10,000,000                2,386,400

DELAWARE--1.3%

Sussex County 5.70%, 10/15/2012                                                               3,250,000                3,388,612

FLORIDA--7.4%

Florida State Board of Education Capital Outlay

  (Public Education):

      4.50%, 6/1/2020 (Insured; MBIA)                                                         7,625,000                7,230,711

      4.50%, 6/1/2021                                                                         3,000,000                2,813,640

      4.50%, 6/1/2022 (Insured; FSA)                                                          5,810,000                5,433,570

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Jacksonville Electric Authority, Revenue:

   5%, 10/1/2013                                                                              1,000,000                1,024,980

   (Saint John's River) 5.50%, 10/1/2013                                                      1,770,000                1,832,569

Miramar, Public Service Tax Revenue

   6.15%, 10/1/2024 (Insured; FGIC)                                                           1,000,000                1,039,490

IDAHO--1.7%

Caldwell, Parity Lien Sewer Revenue

   5.75%, 9/1/2018 (Insured; FSA)                                                             2,625,000                2,894,692

Idaho Housing and Finance Association

  (Single Family Mortgage):

      5.625%, 7/1/2015                                                                        1,130,000                1,179,324

      5.375%, 1/1/2033                                                                          500,000  (b)             504,140

KANSAS--.9%

Johnson County Union School District Number 512

  (Shawnee Mission)

   4.50%, 10/1/2019                                                                           2,370,000                2,288,780

KENTUCKY--.4%

Kentucky Turnpike Authority,

  Economic Development Road Revenue

  (Revitalization Projects):

      5.625%, 7/1/2010 (Insured; AMBAC)
         (Prerefunded 7/1/2005)                                                                 745,000  (a)             825,274

      5.625%, 7/1/2010 (Insured; AMBAC)                                                         255,000                  273,816

LOUISIANA--1.2%

Orleans Parish School Board

   5.20%, 02/1/2014 (Insured; FGIC)                                                           3,000,000                3,119,280

MAINE--2.9%

Maine Housing Authority (Mortgage Purchase):

   5.85%, 11/15/2020                                                                          1,350,000                1,419,106

   5.35%, 11/15/2021                                                                          5,000,000                5,096,400

Maine Health and Higher Educational
   Facilities Authority, Revenue:

   6.25%, 7/1/2009 (Insured; FSA)                                                               945,000                  966,612

MARYLAND--10.8%

Baltimore County, PCR (Bethlehem Steel Corp.):

   7.50%, 6/1/2015                                                                            3,000,000  (c)           1,457,880

   7.55%, 6/1/2017                                                                            1,150,000  (c)             558,843


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Community Development Administration

  Maryland Department of Housing and

  Community Development:

      Housing 5.95%, 7/1/2023                                                                 4,005,000                4,211,778

      Residential Revenue:

         5.30%, 9/1/2012                                                                        900,000                  936,981

         5.40%, 9/1/2013                                                                        845,000                  878,445

         5.55%, 9/1/2015                                                                        885,000                  917,727

         (Single Family Program) 4.75%, 4/1/2013                                              2,540,000                2,577,363

Maryland Health and Higher Educational

  Facilities Authority, Revenue:

      (Doctors Community Hospital) 5.50%, 7/1/2024                                            3,500,000                2,997,470

      (Johns Hopkins University Issue) 6%, 7/1/2039
         (Prerefunded 07/1/2009)                                                              4,095,000  (a)           4,735,212

Northeast Waste Disposal Authority, Solid Waste Revenue

  (Montgomery Resource Recovery Project) :

      6.20%, 7/1/2010                                                                         3,130,000                3,292,854

      6.30%, 7/1/2016                                                                           310,000                  324,424

Prince Georges County, Revenue

   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                 10,560,000                5,297,530

MASSACHUSETTS--2.7%

Boston 4.25%, 11/1/2018 (Insured; MBIA)                                                       2,840,000                2,663,324

Massachusetts Bay Transportation Authority

   5.50%, 3/1/2022 (Insured; MBIA)                                                            1,000,000                1,025,380

Massachusetts Health and Educational
   Facilities Authority, Revenue
   (Mount Auburn Hospital Issue)
   6.30%, 8/15/2024 (Insured; MBIA)                                                             750,000                  808,448

Massachusetts Housing Finance Agency,
   SFHR 7.125%, 6/1/2025                                                                        445,000                  457,224

Massachusetts Industrial Finance Agency,
   Health Care Facility Revenue
   (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000                  911,140

Massachusetts Water Resources Authority

   5.50%, 3/1/2017 (Insured; MBIA)                                                            1,050,000                1,083,821

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--5.7%

Cadillac Area Public Schools
   5.375%, 5/1/2017 (Insured; FGIC)                                                           1,665,000                1,718,879

Kalamazoo Hospital Finance Authority,
   Hospital Facility Revenue

   (Burgess Medical Center)
   6.25%, 6/1/2014 (Insured; FGIC)                                                            1,000,000                1,183,820

Michigan Building Authority, Revenue (Facilities Program)

   4.75%, 10/15/2021                                                                          4,355,000                4,258,145

Michigan Housing Development Authority,
   Rental Housing Revenue

   5.10%, 10/1/2019 (Insured; MBIA)                                                           1,880,000                1,904,948

Michigan Municipal Bond Authority:

   (Local Government Loan Program) 6.125%, 12/1/2018
      (Insured; FGIC)                                                                           750,000                  820,050

   (Revolving Fund) 5.40%, 10/1/2014                                                          2,500,000                2,599,650

Plymouth-Canton Community School District

   4.75%, 5/1/2023 (Insured; FSA)                                                             2,320,000                2,239,171

MINNESOTA--1.5%

Minnesota Housing Finance Agency, SFHR
   6.90%, 7/1/2022                                                                              185,000                  192,600

Southern Minnesota Municipal Power Agency,
   Power Supply System Revenue

   5%, 1/1/2012                                                                               3,600,000                3,682,332

MISSOURI--3.6%

Cape Girardeau County Industrial Development
   Authority, MFHR (Cape La Croix)
   6.40%, 6/20/2031                                                                           1,245,000                1,316,276

Missouri Housing Development Commission, MFHR:

   5.25%, 12/1/2016                                                                           2,735,000                2,811,197

   5.375%, 12/1/2018                                                                          2,500,000                2,571,250

Missouri Western State College, Revenue (Housing System)

   5.25%, 10/1/2011 (Insured; MBIA)                                                           1,000,000                1,054,900

Saint Louis County Regional Convention
   and Sports Complex Authority
   (Convention and Sports Project)
   5.50%, 8/15/2013 (Insured; MBIA)                                                           1,500,000                1,562,280

MONTANA--1.4%

Montana Board of Housing, Single Family Mortgage
   5.60%, 12/1/2023                                                                           3,500,000                3,571,050


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--1.7%

Clark County IDR (Nevada Power Co. Project):

   7.20%, 10/1/2022                                                                             250,000                  257,675

   5.60%, 10/1/2030                                                                           2,000,000                1,809,340

   5.90%, 10/1/2030                                                                           2,500,000                2,376,800

NEW HAMPSHIRE--2.9%

New Hampshire Higher Educational
  and Health Facilities Authority, HR

   (Androscoggin Valley Hospital)
   5.75%, 11/1/2017                                                                           1,475,000                1,510,076

New Hampshire Housing Finance Authority:

   Mortgage Revenue 6.85%, 7/1/2014                                                             175,000                  182,406

   Multi-Family Revenue:

      5.05%, 7/1/2012                                                                         2,305,000                2,362,786

      5.15%, 7/1/2013                                                                         3,555,000                3,638,898

NEW JERSEY--.6%

New Jersey Housing and Mortgage Finance Agency,
  Home Buyer Revenue

   6.70%, 4/1/2016 (Insured; MBIA)                                                              430,000                  452,579

New Jersey Turnpike Authority, Turnpike Revenue
   6.50%, 1/1/2016                                                                            1,000,000                1,203,010

NEW YORK--3.9%

New York City Municipal Water Finance Authority,
  Water and Sewer Systems Revenue

   6%, 6/15/2017 (Insured; MBIA)                                                              3,000,000                3,108,720

New York State Dormitory Authority, Revenues
   (Marist College)

   6%, 7/1/2022 (Insured; MBIA)                                                               1,700,000                1,777,418

New York State Environmental Facilities Corporation, PCR

   (Water Revolving Fund) 5.25%, 6/15/2015                                                    5,000,000                5,204,350

NORTH CAROLINA--4.4%

North Carolina Housing Finance Agency
  (Home Ownership):

      5%, 7/1/2015                                                                            3,000,000  (b)           3,010,440

      5.875%, 7/1/2031                                                                        8,190,000                8,520,057

NORTH DAKOTA--1.4%

North Dakota State Municipal Bond Bank

   (State Revolving Fund Program)
   4.625%, 10/1/2019                                                                          3,820,000                3,683,702

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--1.2%

Franklin County Convention Facilities Authority,

  Tax and Lease Revenue Anticipation Bonds

   5.85%, 12/1/2019 (Insured; MBIA)                                                           1,000,000                1,034,680

Hamilton County, Hospital Facilities Revenue

   (Bethesda Hospital) 6.25%, 1/1/2012                                                        1,000,000                1,036,220

Lorain, Hospital Improvement Revenue

  (Lakeland Community Hospital, Inc.)

   6.50%, 11/15/2012                                                                          1,000,000                1,069,570

OREGON--1.4%

Oregon Bond Bank, Revenue
  (Economic Community Development Department)

   5.50%, 1/1/2014 (Insured; MBIA)                                                            1,190,000                1,286,890

Oregon Housing and Community Services Department, SFMR
   (Mortgage Program)

   6.45%, 7/1/2026                                                                              755,000                  797,967

Sweet Home School District Number 55, Linn County, GO
   5.50%, 6/15/2020 (Insured; FSA)                                                            1,375,000                1,467,648

PENNSYLVANIA--9.1%

Allentown School District Zero Coupon, 2/15/2016
   (Insured; FGIC)                                                                            2,500,000                1,247,875

Bulter Area School District 4.75%, 10/1/2022                                                  1,300,000                1,262,014

Dauphin County General Authority,
   Office and Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000                1,862,420

Northhampton County Industrial Development Authority, PCR

   (Bethlehem Steel) 7.55%, 6/1/2017                                                            250,000  (c)             121,488

Pennsylvania Economic Development Financing Authority

   RRR (Northampton Generating) 6.50%, 1/1/2013                                               3,000,000                3,055,050

Pennsylvania Housing Finance Agency,
   Single Family Mortgage:

      6.75%, 4/1/2016                                                                         2,700,000                2,834,082

      6.875%, 10/1/2024                                                                       4,000,000                4,211,960

Philadelphia, Gas Works Revenue
   6.375%, 7/1/2026 (Insured; CMAC)                                                           2,685,000                2,871,312

Philadelphia Hospitals and Higher Education
   Facilities Authority, Revenue (Jefferson Health Systems)
   5%, 5/15/2011                                                                              1,410,000                1,447,450


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Unionville-Chadds Ford School District 5.20%, 6/1/2015                                        2,000,000                2,039,620

Washington County Industrial Development Authority,
  PCR (West Penn Power Co.)

   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000                2,690,575

RHODE ISLAND--.7%

Rhode Island Consolidation Capital Development Loan

   5.60%, 8/1/2010 (Insured; FGIC)                                                            1,620,000                1,730,257

Rhode Island Housing and Mortgage Finance Corp.
   (Homeownership Opportunity) 6.50%, 4/1/2027                                                  200,000                  208,446

SOUTH CAROLINA--1.7%

South Carolina, State School Facilities 3.50%, 1/1/2015                                       5,000,000                4,463,050

TENNESSEE--.5%

Sullivan County Industrial Board, Revenue 6.35%, 7/20/2027                                    1,000,000                1,060,000

Tennessee Housing Development Agency,
   Mortgage Finance 6.90%, 7/1/2025                                                             210,000                  220,857

TEXAS--7.7%

Alliance Airport Authority, Special Facilities Revenue

   (American Airlines Inc., Project) 7.50%, 12/1/2029                                           500,000                  511,090

Austin Convention Enterprises Inc.,
   Convention Center Hotel First Tier Revenue

   6.60%, 1/1/2021                                                                            1,500,000                1,574,370

Crosby Independent School District
   (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2017                                                                     1,655,000                  766,811

Frisco Independent School District:
   (Permanent School Fund Guaranteed)

      4.625%, 8/15/2022                                                                       3,745,000                3,535,018

   (School Building) 5.40%, 8/15/2023                                                         2,000,000                2,026,220

Houston Airport Systems, Special Facilities Revenue
   (Continental Airlines) 6.75%, 7/1/2021                                                     5,000,000                5,049,100

Mesquite, Health Facilities Development
   (Christian Retirement Facility)

   6.40%, 2/15/2020                                                                           1,500,000                1,423,815

Northside Independent School District
   (Permanent School Fund Guaranteed)

   4.75%, 8/15/2024                                                                           4,000,000                3,830,040

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Spring Independent School District
  (Permanent School Fund Guaranteed)

   4.50%, 8/15/2020                                                                           1,365,000                1,282,800

VERMONT--.4%

Vermont Housing Finance Agency (Single Family)

   5.25%, 11/1/2020 (Insured; FSA)                                                            1,000,000  (b)           1,004,980

VIRGINIA--2.6%

Fairfax County Economic Development Authority, LR

   (Government Center Properties) 5.50%, 5/15/2014                                            1,000,000                1,046,660

Hampton Redevelopment and Housing Authority,

  Senior Living Association Revenue

   5.875%, 7/20/2016                                                                          1,825,000                1,893,967

Newport News (General Improvement):

   5.50%, 7/1/2011 (Insured; MBIA)                                                            2,185,000                2,343,893

   5.625%, 7/1/2015 (Insured; MBIA)                                                           1,000,000                1,065,310

Riverside Regional Jail Authority, Jail Facilities Revenue

   5.875%, 7/1/2014 (Insured; MBIA)                                                             475,000                  511,409

WASHINGTON--.6%

Seatac Local Option Transportation, Tax Revenue

   6.50%, 12/1/2013 (Insured; MBIA)                                                              45,000                   49,356

Tacoma, Conservation Systems Project Revenue

  (Tacoma Public Utilities Division)

   6.60%, 1/1/2015                                                                            1,000,000                1,089,440

Washington, Public Power Supply System Revenue

  (Nuclear Project Number 2)

   6.25%, 7/1/2012                                                                              315,000                  329,736

WEST VIRGINIA--.4%

Pleasants County, PCR (West Penn Power Co.)

   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000                1,091,500

WISCONSIN--.4%

Southeast Wisconsin Professional Baseball Park District,
   Sales Tax Revenue 5%, 12/15/2018 (Insured; MBIA)                                           1,000,000                1,021,140

WYOMING--.1%

Sweetwater County, SWDR
   (FMC Corp. Project) 7%, 6/1/2024                                                             200,000                  207,634

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $ 246,124,113)                                                           250,813,782


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.9%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.8%

Mcintosh Industrial Development Board,

  Environmental Improvement Revenue, VRDN

   (CIBC Specialty) 2.70%                                                                     2,000,000  (d)           2,000,000

MINNESOTA--.5%

Beltrami County, Environmental Control Revenue, VRDN

   (Northwood Panelboard Co. Project)
   2.60% (LOC; Toronto Dominion)                                                              1,300,000  (d)           1,300,000

MISSISSIPPI--1.2%

Mississippi Business Finance Corp., SWDR, VRDN

   (Mississippi Power Co. Project) 2.65%                                                      3,000,000  (d)           3,000,000

TEXAS--.4%

Sabine River Authority, PCR, VRDN
  (Texas Utilities Electric Co. Project)

   2.60% (Insured; AMBAC)                                                                     1,100,000  (d)           1,100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $7,400,000)                                                               7,400,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $253,524,113)                                                              99.2%              258,213,782

CASH AND RECEIVABLES (NET)                                                                          .8%                2,131,851

NET ASSETS                                                                                       100.0%              260,345,633

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CMAC                      Capital Market Assurance
                             Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty
                             Insurance Company

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              45.8

AA                               Aa                              AA                                               34.9

A                                A                               A                                                 5.1

BBB                              Baa                             BBB                                               7.5

BB                               Ba                              BB                                                1.9

F1                               MIG1/P1                         SP1/A1                                            2.9

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     1.9

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  PURCHASED ON A DELAYED DELIVERY BASIS.

(C)  SUBSEQUENT TO AUGUST 31, 2001, THESE SECURITIES STOPPED ACCRUING INCOME.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           253,524,113   258,213,782

Cash                                                                    573,475

Interest receivable                                                   3,318,818

Receivable for investment securities sold                             2,863,865

Prepaid expenses                                                          8,854

                                                                    264,978,794
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            76,448

Payable for investment securities purchased                           4,522,977

Accrued expenses                                                         33,736

                                                                      4,633,161
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      260,345,633
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     257,942,781

Accumulated net realized gain (loss) on investments                 (2,286,817)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            4,689,669
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     260,345,633
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      19,012,941

NET ASSET VALUE, offering and redemption price per share ($)              13.69

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF OPERATIONS

Year Ended August 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,172,181

EXPENSES:

Management fee--Note 3(a)                                            1,447,427

Shareholder servicing costs--Note 3(b)                                 284,050

Professional fees                                                       30,988

Custodian fees                                                          30,554

Registration fees                                                       18,875

Prospectus and shareholders' reports                                    13,704

Directors' fees and expenses--Note 3(c)                                  5,399

Loan commitment fees--Note 2                                             2,577

Miscellaneous                                                           19,707

TOTAL EXPENSES                                                       1,853,281

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (762,916)

NET EXPENSES                                                         1,090,365

INVESTMENT INCOME--NET                                              12,081,816
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,596,979

Net unrealized appreciation (depreciation) on investments            8,386,692

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,983,671

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                23,065,487

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,081,816         11,710,410

Net realized gain (loss) on investments         2,596,979         (3,588,985)

Net unrealized appreciation (depreciation)
   on investments                               8,386,692          4,833,779

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   23,065,487         12,955,204
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (12,081,816)        (11,710,410)

Net realized gain on investments                 (61,368)             (3,777)

TOTAL DIVIDENDS                              (12,143,184)        (11,714,187)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  75,087,237         82,422,288

Dividends reinvested                            7,899,534          7,588,743

Cost of shares redeemed                      (60,573,514)       (111,102,592)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            22,413,257         (21,091,561)

TOTAL INCREASE (DECREASE) IN NET ASSETS       33,335,560         (19,850,544)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           227,010,073          246,860,617

END OF PERIOD                                 260,345,633          227,010,073
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,649,741            6,527,492

Shares issued for dividends reinvested            593,047              600,074

Shares redeemed                                (4,540,207)          (8,835,021)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,702,581           (1,707,455)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                          Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.11          12.98          14.01          13.60         13.03

Investment Operations:

Investment income--net                                            .67            .66            .66            .69           .74

Net realized and unrealized
   gain (loss) on investments                                     .58            .13           (.86)           .60           .66

Total from Investment Operations                                 1.25            .79           (.20)          1.29          1.40

Distributions:

Dividends from investment income--net                            (.67)          (.66)          (.66)          (.69)         (.74)

Dividends from net realized gain
   on investments                                                 .00(a)         .00(a)        (.17)          (.19)         (.09)

Total Distributions                                              (.67)          (.66)          (.83)          (.88)         (.83)

Net asset value, end of period                                  13.69          13.11          12.98          14.01         13.60
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.80           6.41         (1.63)           9.78         11.03
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45           .45            .45            .26

Ratio of net investment income
   to average net assets                                         5.01           5.22          4.79           4.97           5.50

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                        .32            .33           .31            .36            .58

Portfolio Turnover Rate                                         53.90          58.05         87.54          43.39         101.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         260,346        227,010       246,861        189,957        114,268

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Bond Portfolio (the "portfolio" ) is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (" Manager" ) serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $8,383 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective September 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The portfolio has an unused capital loss carryover of approximately $2,395,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. If not applied, $1,648,000 of the carryover expires in fiscal 2008 and $747,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2001, the portfolio did not borrow under the Facility.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $762,916 during the period ended August 31, 2001.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2001, the portfolio was charged $218,908 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2001, the portfolio was charged $45,420 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $148,704,589, and $125,106,537, respectively.

At  August  31, 2001, accumulated net unrealized appreciation on investments was
$4,689,669,   consisting   of   $8,265,010  gross  unrealized  appreciation  and
$3,575,341 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                       The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Municipal Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Bond Portfolio (the " Portfolio" ), one of the series comprising Dreyfus BASIC Municipal Fund, Inc., as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Bond Portfolio at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.
                                                           /s/Ernst & Young LLP

New York, New York
October 12, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the portfolio's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

NOTES

                       For More Information

                        Dreyfus BASIC Municipal Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  125AR0801



================================================================================


Dreyfus
BASIC Intermediate
Municipal Bond Portfolio

ANNUAL REPORT
August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC
                                         Intermediate Municipal  Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC Intermediate Municipal Bond Portfolio covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus BASIC Intermediate Municipal Bond Portfolio perform relative to its benchmarks?

For the 12-month period ended August 31, 2001, the portfolio produced a 9.82% total return.(1) In comparison, the fund' s benchmarks, the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond
Index, achieved total returns of 9.38% and 9.64%, respectively, for the same period.(2, 3) The Lipper Intermediate Municipal Debt Funds category average's return was 8.87% for the same period.(4)

We attribute the portfolio' s strong performance to our security selection strategy, which identified opportunities in deep-discount bonds when they were out of favor. By holding these bonds while they returned to favor, the portfolio benefited from capital appreciation and attractive levels of tax-exempt income.

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, we conduct a rigorous analysis of each individual bond's structure. Our bond structure analysis helps identify bonds that will assist us in seeking to maximize income and achieve a competitive total return, which is the combination of income earned and bond price changes over a period of time.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that the prices of these bonds will rise as they return to favor over time

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

We also look for bonds that potentially can provide consistently high current yields. We often find such opportunities in modest premium bonds. We not only look for bonds that we expect to provide highly competitive yields, but we try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

Falling interest rates in a weakening economy represented an important driver of the portfolio' s performance. Soon after the 12-month reporting period began, slower retail sales, lower levels of capital spending, higher energy prices and workforce layoffs adversely affected economic growth throughout the United States. The Federal Reserve Board took aggressive action in early January 2001 to stimulate economic growth, when it implemented the first of the reporting period' s seven interest-rate cuts, for a total reduction of 300 basis points. Some of the municipal bond market's strong performance can also be attributed to investors fleeing a declining stock market, which strengthened demand. Yields of tax-exempt bonds generally moved lower in this environment.

At the start of the reporting period, we maintained our focus on deep-discount bonds, which had been viewed unfavorably by most investors because of their relatively low yields. Investors' disfavor caused the prices of these bonds to fall below levels that we considered reasonable. We held these out-of-favor bonds with the expectation that they would gain value when they came back into favor. This happened early in the reporting period, and we began to lock in profits by selling previously discounted securities as they returned to favor

At the same time that discount bonds returned to favor, so-called "cushion" bonds -- income-oriented securities that sell at modest premiums to their face values -- moved out of favor. Consistent with our investment approach, we gradually built a position in cushion bonds, emphasizing those in the 10- to 15-year maturity range. These securities later appreciated in value as market conditions evolved.

That's   primarily   because   intermediate-term,  income-oriented  bonds  are
particularly attractive to individual investors, who are typically willing to pay higher prices for the added protection that higher yields provide during downturns.

What is the portfolio's current strategy?

With the purchase of income-oriented bonds, the portfolio has become more defensive. We believe that a more conservative approach is warranted because, in our opinion, most of the benefits of lower interest rates have already been factored into bond prices.

As of the end of August, we have had difficulty finding securities that we regard as out of favor. Heightened demand for tax-advantaged income investments, especially from individual investors, has benefited virtually all types of high quality municipal bonds. Consequently, we intend to maintain the portfolio's relative defensive posture, emphasizing income-oriented bonds until we find better values in other areas. Of course, the portfolio's composition may change at any time as market conditions evolve.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7- YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS.

(4)  SOURCE: LIPPER INC.

                                                       The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC Intermediate Municipal Bond Portfolio with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01

                                                                Inception                                                From
                                                                  Date              1 Year            5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                        5/4/94              9.82%             6.69%             6.65%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO ON 5/4/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") AND THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN 10-YEAR INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX, UNLIKE THE PORTFOLIO, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 7-YEAR TAX-EXEMPT GEOGRAPHICALLY UNRESTRICTED BOND MARKET CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE LEHMAN 10-YEAR MUNICIPAL INDEX AND THE LEHMAN 7-YEAR MUNICIPAL INDEX, CAN CONTRIBUTE TO EACH INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE PORTFOLIO. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2001

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.4%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.3%

Alaska Housing Finance Corp. 5.10%, 6/1/2012                                                  1,395,000                1,442,848

CALIFORNIA--1.1%

California Public Works Board, LR

   (University of California)
   5.40%, 12/1/2016 (Insured; AMBAC)                                                          1,000,000                1,078,140

Hemet, COP (Capital Projects) 6.50%, 2/1/2003                                                   200,000                  209,362

COLORADO--3.3%

Archuleta & Hinsdale Counties

   (School District No. 50JT)
   5.50%, 12/1/2014 (Insured; MBIA)                                                             750,000                  798,750

Denver City and County, Airport Revenue

   7.25%, 11/15/2007                                                                            180,000                  191,772

Lower Colorado River Authority, Revenue

   Zero Coupon, 1/1/2003 (Insured; AMBAC)                                                     1,000,000                   963,350

Westminster, MFHR (Semper Village Apartments)

   5.95%, 9/1/2006 (Guaranteed; AXA Reinsurance)                                              1,830,000                 1,883,765

DELAWARE--4.6%

Delaware Economic Development Authority, PCR

   (Delmarva Power) 4.90%, 5/1/2026 (Insured; AMBAC)                                          5,000,000                5,212,850

FLORIDA--5.7%

Dade County, Water & Sewer Systems Revenue

   5%, 10/1/2013 (Insured; FGIC)                                                              3,800,000                3,899,218

Pace Property Finance Authority, Inc.,
   Utility System Improvement Revenue

   5.125%, 9/1/2012 (Insured; AMBAC)                                                          1,055,000                1,107,929

Palm Beach County, Criminal Justice Facilities Revenue

   5.90%, 6/1/2008 (Insured; FGIC)                                                            1,400,000                1,528,142

HAWAII--3.3%

Hawaii 5.80%, 1/1/2005                                                                        1,000,000                1,082,890

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000                1,075,040

Hawaii Housing & Community Development Corp.

  Single Family Mortage Purchase Revenue

   6.05%, 7/1/2010                                                                            1,490,000                1,627,855

IDAHO--2.4%

Idaho Housing and Finance Association
  (Single Family Mortgage)

   5.55%, 7/1/2016                                                                            1,000,000                1,033,640

Kootenai County (School District No. 272)

   4.80%, 8/1/2009 (Insured; FSA)                                                               720,000                  743,436

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IDAHO (CONTINUED)

Madison County (School District No. 321 Rexburg):

   4.55%, 2/1/2008 (Insured; MBIA)                                                              465,000                  475,988

   4.60%, 2/1/2009 (Insured; MBIA)                                                              495,000                  505,251

INDIANA--.9%

Indiana Transportation Finance Authority,

   Airport Facilities LR (United Air) 6.25%, 11/1/2003                                        1,000,000                1,056,550

LOUISIANA--1.2%

Orleans Parish School Board

   5.20%, 2/1/2014 (Insured; FGIC)                                                            1,355,000                1,408,875

MAINE--1.8%

Maine Municipal Bond Bank

   5.30%, 11/1/2013                                                                           2,000,000                2,075,820

MARYLAND--1.5%

Prince Georges County, Revenue

  (Dimensions Health Corporation):

      5.10%, 7/1/2006                                                                         1,000,000                  565,390

      5.375%, 7/1/2014                                                                          250,000                  126,565

Maryland Community Development Administration,
   Department of Housing & Community Development

   (Single Family Program) 4.75%, 4/1/2013                                                    1,000,000                1,014,710

MASSACHUSETTS--4.0%

Lynn 5.25%, 1/15/2011                                                                         4,320,000                4,525,027

MICHIGAN--1.8%

Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000                1,154,950

Michigan Hospital Finance Authority, HR

   (Genesys Health System) 7.10%, 10/1/2002                                                     860,000                  902,252

MINNESOTA--1.4%

Minnesota 5.25%, 11/1/2011                                                                    1,500,000                1,588,455

MISSOURI--2.0%

Branson Reorganization School District Number R-4

  (School District Direct Deposit Program)

   4.375%, 3/1/2018 (Insured; AMBAC)                                                          1,350,000                1,282,905

Missouri Housing Development Commission,
   Multifamily Housing

   4.85%, 12/1/2011                                                                           1,000,000                1,033,570

NEBRASKA--.9%

Lancaster County

  (School District No. 1--Lincoln Public Schools)

   5.20%, 1/15/2011                                                                           1,000,000                1,035,470


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--.9%

New Jersey Transportation Trust Fund Authority

   (Transportation Systems) 5.50%, 6/15/2012 (Insured; MBIA)                                  1,000,000                1,069,950

NEW YORK--1.0%

New York State Thruway Authority,

  Service Contract Revenue

   (Local Highway and Bridge) 5.75%, 4/1/2006                                                 1,000,000                1,102,610

NORTH CAROLINA--4.3%

Appalachian State University, Revenue

  (Housing & Student Center System)

   5.625%, 7/15/2015 (Insured; MBIA)                                                          1,250,000                1,300,088

Charlotte, COP (Convention Center)

   5.25%, 12/1/2013 (Insured; AMBAC)                                                          2,150,000                2,232,216

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2008                                                          1,250,000                1,432,300

NORTH DAKOTA--.2%

Grand Forks 4.90%, 12/1/2011                                                                    215,000                  221,084

OHIO--7.6%

Alliance, Sewer System Revenue

   6%, 10/15/2010 (Insured; AMBAC)                                                            2,060,000                2,269,914

Hamilton County Economic Development, MFHR

   5.50%, 1/1/2012 (Collateralized; FNMA)                                                     1,375,000                1,411,836

Northeast Regional Sewer District, Wastewater Revenue

   5.50%, 11/15/2012 (Insured; AMBAC)                                                         2,500,000                2,652,375

Ohio Public Facilities Commission

   (Higher Education Capital Facilities) 5%, 5/1/2010                                         2,250,000                2,365,875

OKLAHOMA--.7%

Oklahoma Development Finance Authority,
  Health Facilities Revenue

  (Oklahoma Hospital Association)

   5.125%, 6/1/2012 (Insured; AMBAC)                                                            785,000                  837,069

OREGON--1.1%

Lane County (School District No. 4J Eugene)

   4.75%, 1/1/2011                                                                            1,000,000                1,014,600

Malheur County (School District No. 26 )

   5.40%, 6/1/2009                                                                              255,000                  269,943

PENNSYLVANIA--23.4%

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes Project) 5.50%, 5/15/2011                                            1,000,000                  980,130

Big Beaver Falls Area School District

   5.25%, 3/15/2015                                                                           2,000,000                2,050,820

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Butler County Hospital Authority, Health Center Revenue

   (St. Francis Health Care Project) 6%, 5/1/2008                                             1,860,000                1,580,330

Cambria County

   6.625%, 8/15/2014                                                                          3,550,000                3,964,498

Coatesville Area School District

   4.60%, 10/1/2012 (Insured; FSA)                                                            1,185,000                1,215,087

Dubois Area School District

   3.40%, 11/15/2001 (Insured; FSA)                                                           1,140,000                1,142,371

Harrisburg Authority, Office and Parking Revenue:

   5.50%, 5/1/2005                                                                              650,000                  658,001

   5.75%, 5/1/2008                                                                            1,000,000                1,012,320

Harrisburg Redevelopment Authority, Revenue

   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                1,216,353

Northhampton County Hospital Authority, Revenue

   (Easton Hospital) 6.90%, 1/1/2002                                                            525,000                  525,782

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              150,000                  156,398

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating A) 6.40%, 1/1/2009                                             1,000,000                1,023,330

Pennsylvania Higher Educational Facilities Authority, Revenue

   University Health Services 5.35%, 1/1/2008                                                 4,500,000                4,713,975

Pennsylvania Intergovernmental Cooperative Authority,

  Special Tax Revenue (Philadelphia Funding Program)

   5.50%, 6/15/2011 (Insured; FGIC)                                                           1,300,000                1,379,196

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue (Northwestern Corp.)

   6.50%, 6/1/2004 (Prerefunded 6/1/2003)                                                       815,000  (a)             876,272

Philadelphia Redevelopment Authority, MFHR

   (Schuylkill Apartments) 5.10%, 12/1/2003                                                   3,000,000                3,030,060

West Jefferson Hills School District,

   5.25%, 8/1/2015 (Insured; FGIC)                                                            1,280,000                1,326,195

RHODE ISLAND--.9%

Rhode Island, Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,060,820

SOUTH CAROLINA--.3%

Surfside Beach 5.10%, 3/1/2010 (Insured; MBIA)                                                  355,000                  370,592



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--4.2%

Brazos Higher Education Authority, Student Loan Revenue

   6.20%, 12/1/2002                                                                             180,000                  186,581

Irving Hospital Authority, HR (Irving Healthcare Systems)

   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,779,152

Mesquite Health Facilities Development Corporation,

  Retirement Facilities Revenue (Christian Retirement Facility):

      5.70%, 2/15/2002                                                                          285,000                  286,511

      5.80%, 2/15/2003                                                                          315,000                  319,892

San Antonio, Water Revenue:

   6.30%, 5/15/2004 (Insured; FGIC, Escrowed to Maturity)                                       145,000                  157,712

   6.30%, 5/15/2004 (Insured; FGIC)                                                             855,000                  893,663

Waco 6%, 2/1/2004 (Insured; FGIC)                                                             1,070,000                1,144,205

UTAH--1.4%

Salt Lake County Municipal Building Authority, LR

   6.15%, 10/1/2010 (Insured; MBIA)                                                           1,450,000                1,601,032

VIRGINIA--2.8%

Fairfax County Economic Development Authority, LR

   (Government Center Properties) 5.50%, 5/15/2014                                            1,650,000                1,726,989

Brunswick County Industrial Development Authority,

   Correctional Facility LR 5.55%, 7/1/2008 (Insured; MBIA)                                   1,325,000                1,455,632

WASHINGTON--1.1%

Washington Health Care Facilities Authority, Revenue

  (Gray Harbor Community Hospital)

   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,265,857

WISCONSIN--2.2%

Kenosha Zero Coupon, 10/15/2008 (Insured; MBIA)                                               2,000,000                1,501,080

Wisconsin, Transportation Revenue 5.40%, 7/1/2004                                             1,000,000                1,019,960

WYOMING--.8%

Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                  903,460

U.S. RELATED--7.3%

Puerto Rico Commonwealth Highway and Transportation

  Authority, Highway Revenue

   5.40%, 7/1/2006                                                                            8,000,000                8,380,240

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $108,379,172)                                                                                               111,715,121

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.0%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS;

Brazo River Harbor Navigation District,

  Brazoria County Revenue, VRDN

   (BASF Corp.) 2.70% (cost $1,200,000)                                                       1,200,000  (b)           1,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $109,579,172)                                                             98.4%              112,915,121

CASH AND RECEIVABLES (NET)                                                                         1.6%                1,797,234

NET ASSETS                                                                                       100.0%              114,712,355


Summary of Abbreviations

AMBAC               American Municipal Bond
                          Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                          Company

FNMA                Federal National Mortgage
                          Association

FSA                 Financial Security Assurance

HR                  Hospital Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                          Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              64.6

AA                               Aa                              AA                                               13.9

A                                A                               A                                                13.2

BBB                              Baa                             BBB                                               2.5

BB                               Ba                              BB                                                1.4

B                                B                               B                                                  .1

F-1+ & F-1                       MIG1, VMIG1, & P1               SP1 & A1                                          1.1

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     3.2

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
     CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST
     RATES.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           109,579,172   112,915,121

Cash                                                                    921,953

Interest receivable                                                   1,397,747

Receivable for shares of Common Stock subscribed                         20,000

Prepaid expenses                                                          7,798

                                                                    115,262,619
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            38,203

Payable for shares of Common Stock redeemed                             484,149

Accrued expenses and other liabilities                                   27,912

                                                                        550,264
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      114,712,355
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     109,860,635

Accumulated net realized gain (loss) on investments                   1,515,771

Accumulated net unrealized appreciation (depreciation)

  on investments--Note 4                                              3,335,949
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      114,712,355
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)       8,404,698

NET ASSET VALUE, offering and redemption price per share ($)              13.65

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,340,783

EXPENSES:

Management fee--Note 3(a)                                              635,000

Shareholder servicing costs--Note 3(b)                                 122,631

Professional fees                                                       23,300

Registration fees                                                       15,590

Custodian fees                                                          12,684

Prospectus and shareholders' reports                                     8,449

Directors' fees and expenses--Note 3(c)                                  2,776

Loan commitment fees--Note 2                                               654

Miscellaneous                                                           14,979

TOTAL EXPENSES                                                         836,063

Less--reduction in management fee due to

  undertaking--Note 3(a)                                             (359,159)

NET EXPENSES                                                           476,904

INVESTMENT INCOME--NET                                               4,863,879
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,712,116

Net unrealized appreciation (depreciation) on investments            3,332,418

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,044,534

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,908,413

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,863,879            4,839,893

Net realized gain (loss) on investments         1,712,116               32,925

Net unrealized appreciation
   (depreciation) on investments                3,332,418            1,015,414

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,908,413            5,888,232
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (4,863,879)          (4,839,893)

Net realized gain on investments                (214,433)             (77,216)

TOTAL DIVIDENDS                               (5,078,312)          (4,917,109)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  40,915,492          20,024,320

Dividends reinvested                            3,858,022           3,723,719

Cost of shares redeemed                      (34,203,854)         (35,750,983)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            10,569,660          (12,002,944)

TOTAL INCREASE (DECREASE) IN NET ASSETS       15,399,761          (11,031,821)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            99,312,594          110,344,415

END OF PERIOD                                 114,712,355           99,312,594
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,062,179            1,579,596

Shares issued for dividends reinvested            289,325              293,677

Shares redeemed                                (2,565,024)          (2,819,002)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     786,480            (945,729)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                     Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.04          12.88          13.56          13.25         12.83

Investment Operations:

Investment income--net                                            .61            .62            .61            .63           .66

Net realized and unrealized

   gain (loss) on investments                                     .64            .17           (.58)           .47           .45

Total from Investment Operations                                 1.25            .79            .03           1.10          1.11

Distributions:

Dividends from investment income--net                           (.61)          (.62)          (.61)         (.63)          (.66)

Dividends from net realized
   gain on investments                                          (.03)          (.01)          (.10)         (.16)          (.03)

Total Distributions                                             (.64)          (.63)          (.71)         (.79)          (.69)

Net asset value, end of period                                  13.65         13.04          12.88         13.56          13.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 9.82          6.36            .11          8.51           8.95
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45           .45            .45           .45           .24

Ratio of net investment income

   to average net assets                                         4.60          4.86           4.55          4.68          5.07

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .34           .34            .33           .36           .56

Portfolio Turnover Rate                                         47.00         40.46          60.65         15.38         64.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         114,712        99,313        110,344        92,661        66,372

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments

(which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,746 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the portfolio does not currently do. Upon adoption, the portfolio will be required to record a
cumulative   effect  adjustment  to  conform  with  accounting  principals

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

generally accepted in the United States. The effect of this adjustment, effective September 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the portfolio.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the portfolio did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of
 . 45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $359,159 during the period ended August 31, 2001.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2001, the portfolio was charged $95,122 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2001, the portfolio was charged $18,498 pursuant to the transfer agency agreement.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $56,763,471 and $48,161,452, respectively.

At August 31, 2001, accumulated net unrealized appreciation on investments was $3,335,949, consisting of $3,716,001 gross unrealized appreciation and $380,052 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Intermediate Municipal Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Intermediate Municipal Bond Portfolio (the "Portfolio" ), one of the series comprising Dreyfus BASIC
Municipal Fund, Inc., as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Intermediate Municipal Bond Portfolio at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                      /s/Ernst & Young LLP

New York, New York
October 12, 2001

                                                       The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby makes the following designations regarding its fiscal year ended August 31, 2001:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

  --the fund hereby designates $.0113 per share as a long-term capital gain distribution of the $.0283 per share paid on December 7, 2000.

As required by Federal tax laws rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.



                      For More Information

                        Dreyfus BASIC Intermediate Municipal Bond Portfolio 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  126AR0801



================================================================================


Dreyfus
BASIC New Jersey Municipal Money Market Portfolio

ANNUAL REPORT
August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC
                                                           New Jersey Municipal
                                                         Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC New Jersey Municipal Money Market Portfolio covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
Joseph    Irace.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, there is no question that "cash has been king" for much of 2001. While bonds have generally fared relatively well, a slowing economy and a return to more normal valuations took their toll on stocks. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. In the meantime, investors who allocated a portion of their overall investment portfolios to cash have continued to enjoy the benefits of capital preservation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Portfolio perform during the period?

For the 12-month reporting period ended August 31, 2001, the portfolio produced a 3.22% yield and, taking into account the effects of compounding, a 3.26% effective yield.(1)

We attribute the portfolio' s performance to lower interest rates, which were primarily the result of five interest-rate reductions during the period by the Federal Reserve Board (the "Fed" ), which were implemented in an attempt to stimulate greater economic growth.

What is the portfolio's investment approach?

The portfolio seeks a high level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The portfolio also seeks to maintain a stable $1.00 share price.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which should position the portfolio to purchase new securities with higher yields if higher yields materialize as a result of the increase in supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the portfolio' s average weighted maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to main
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tain then current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the portfolio's performance?

Falling interest rates in a weakening economy represented the primary driver of the portfolio' s performance. Signs of economic deterioration had already begun to emerge when the reporting period began, causing tax-exempt yields to decline. The Fed had already begun to take steps to stimulate economic growth, reducing short-term interest rates by 50 basis points each in two separate moves in January. During the reporting period, the Fed eased five more times -- in March, April, May, June and August -- reducing interest rates a total of 300 basis points for a target federal funds rate of 3.50%. Yields on one-year tax-exempt notes declined accordingly.

The portfolio was also influenced by seasonal supply-and-demand factors. Tax-exempt money market funds lost approximately 10% of their assets during the spring of 2001 due to investors redeeming their shares for income tax payments. This seasonal falloff of demand caused tax-exempt yields to rise temporarily,
before    declining    once    again   as   redemption   pressures   subsided.

In this environment, we generally maintained the portfolio's weighted average maturity at a point that we believed was considerably long. This positioning proved advantageous because it enabled us to lock in higher, prevailing yields as short-term interest rates fell.

From a security selection standpoint, we have focused primarily on smaller blocks of higher quality municipal securities. We found such opportunities mostly among general obligation bonds with one-year maturities from New Jersey's cities, counties and school districts. At the same time, we have modestly reduced the portfolio' s exposure to variable-rate demand notes, which feature floating rates that are reset daily or weekly. As of the end of the reporting period, the portfolio contained no tax-exempt commercial paper.

What is the portfolio's current strategy?

Over the near term, we expect the tax-exempt money markets to continue to be influenced by changes in the balance between supply and demand. For example, demand for tax-exempt money market instruments increased in June and July, when a substantial number of securities matured. Because many investors reinvested this money in tax-exempt money market instruments, yields declined as investor demand outpaced the available supply of securities. In addition, demand has been supported by investors shifting assets to tax-exempt money market funds from a volatile stock market.

While we have maintained the portfolio' s relatively long weighted average maturity in an effort to limit reinvesting at then current lower prevailing yields, the portfolio' s average weighted maturity is not as long as it was earlier in the reporting period. In addition, we have maintained a "laddered" portfolio of municipal securities. These holdings mature in stages over the next several months, potentially protecting the portfolio against unexpected changes in interest rates.

September 17, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio


STATEMENT OF INVESTMENTS

August 31, 2001

                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--99.2%

Atlantic City Board of Education, GO Notes

   6%, 12/1/2001 (Insured; AMBAC)                                                               200,000                  200,968

Bergen County, GO Notes

  General Improvement:

      5.20%, 10/1/2001                                                                          100,000                  100,152

      5.55%, 12/1/2001                                                                          100,000                  100,375

Township of Berkeley, GO Notes

   4.125%, 4/15/2002 (Insured; MBIA)                                                            455,000                  457,263

Township of Bernards School District, GO Notes, Refunding

   5%, 1/1/2002                                                                                 100,000                  100,552

Black Horse Pike Regional School District, GO Notes

   4.75%, 12/1/2001 (Insured; FGIC)                                                             250,000                  251,156

Bloomingdale, GO Notes

   General Improvement 4.35%, 3/1/2002 (Insured; FGIC)                                          210,000                  210,987

Bound Brook Borough, GO Notes

   4.125%, 7/15/2002 (Insured; FGIC)                                                            170,000                  171,913

Township of Brick, GO Notes

   4.625%, 5/1/2002 (Insured; FGIC)                                                             722,000                  728,165

Camden County Improvement Authority, LR

   4.35%, 9/1/2001 (Insured; FSA)                                                               175,000                  175,000

Cape May County, GO Notes

   (County College) 3.70%, 8/15/2002                                                            650,000                  656,062

Clayton Borough School District, GO Notes

   7.85%, 11/1/2001 (Insured; AMBAC)                                                            330,000                  331,835

Closter, GO Notes, General Improvement

   4%, 8/1/2002 (Insured; FGIC)                                                                 230,000                  232,471

Essex County Vocational School, GO Notes

   4.125%, 6/1/2002 (Insured; FGIC)                                                             315,000                  317,930

Fairview, GO Notes, General Improvement 4.625%, 6/1/2002                                        100,000                  101,112

Fort Lee, GO Notes 4.85%, 2/1/2002                                                              650,000                  654,085

Franklin Township School District, GO Notes 5.20%, 8/1/2002                                     180,000                  183,992

Glassboro School District, GO Notes

   4%, 7/1/2002 (Insured; FSA)                                                                  275,000                  277,230

Township of Gloucester, GO Notes

   4.25%, 2/1/2002 (Insured; FGIC)                                                              400,000                  401,552

Gloucester County, GO Notes 4.50%, 7/1/2002 (Insured; FGIC)                                   1,000,000                1,013,806

Gloucester County Industrial Pollution Control Financing Authority

   PCR, Refunding, VRDN (Monsanto Company) 2.05%                                              4,100,000  (a)           4,100,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Hackensack Board of Education, GO Notes, Refunding

   4.50%, 5/1/2002 (Insured; FSA)                                                               410,000                  413,313

Township of Hainesport, GO Notes, BAN 4.45%, 11/20/2001                                       2,500,000                2,500,000

Harrington Park School District, GO Notes

   4.125%, 8/1/2002 (Insured; FGIC)                                                             130,000                  131,485

Harrison, GO Notes, BAN:

   4.25%, 12/14/2001                                                                          1,449,225                1,449,621

   4.625%, 12/14/2001                                                                         1,326,851                1,328,208

Township of Hazlet School District, GO Notes, Refunding

   4%, 2/1/2002 (Insured; FSA)                                                                  155,000                  155,630

Township of Holmdel, GO Notes

   Public Improvement 6.25%, 3/15/2002                                                          200,000                  203,341

Township of Jackson School District, GO Notes

   4.50%, 12/15/2001 (Insured; FSA)                                                             500,000                  502,326

Township of Jefferson, GO Notes

   5.45%, 10/1/2001 (Insured; AMBAC)                                                            440,000                  440,349

Keyport School District, GO Notes

   5.50%, 2/1/2002 (Insured; FGIC)                                                              145,000                  146,539

Kittatinny Regional High School District, GO Notes

   4.50%, 7/15/2002 (Insured; FSA)                                                              115,000                  116,613

Township of Lacey School District, GO Notes

   4.75%, 4/1/2002 (Insured; FGIC)                                                              152,000                  153,292

Lenape Regional High School District, GO Notes

   4.50%, 4/1/2002 (Insured; FGIC)                                                              200,000                  201,932

Linden, GO Notes 4.40%, 1/15/2002 (Insured; FSA)                                                370,000                  371,412

Longport, GO Notes

   General Improvement 4%, 7/1/2002 (Insured; AMBAC)                                            200,000                  201,784

Township of Medford, GO Notes, BAN 2.80%, 7/2/2002                                            3,090,000                3,090,000

Mendham School District, GO Notes 4%, 3/1/2002                                                  300,000                  300,870

Mercer County, GO Notes 5%, 9/1/2001                                                            500,000                  500,000

Middlesex County, GO Notes:

  (County Vocational Technical Schools)

      4.25%, 1/15/2002                                                                          100,000                  100,217

   General Improvement:

      4.25%, 1/15/2002                                                                        1,375,000                1,377,986

      4.05%, 2/1/2002 (Insured; MBIA)                                                           150,000                  150,553

   Refunding 3.95%, 10/1/2001                                                                   100,000                  100,048

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Middlesex County Improvement Authority:

   LR 4.60%, 9/15/2001                                                                          200,000                  200,100

   Revenue:

      3.70%, 9/15/2001                                                                          100,000                  100,013

      (Senior Citizens Housing Project)

         5.20%, 9/1/2002                                                                        250,000                  255,363

Middlesex County Utilities Authority, Solid Waste

   System Revenue 6.10%, 12/1/2001 (Insured; FGIC)                                              100,000                  100,659

Township of Mine Hill School District, GO Notes

   3.50%, 9/28/2001                                                                           1,000,000                1,000,071

Monmouth County, GO Notes, Refunding

   4.50%, 8/1/2002                                                                              500,000                  507,585

Monmouth County Improvement Authority

  Revenue, Governmental Loan

   4.10%, 12/1/2001 (Insured; AMBAC)                                                            100,000                  100,207

Township of Monroe, GO Notes

   General Improvement 5.15%, 4/1/2002 (Insured; AMBAC)                                         405,000                  410,296

Township of Monroe Municipal Utilities Authority

  Water and Sewer Revenue, Refunding

   3.25%, 2/1/2002 (Insured; FGIC)                                                              275,000                  275,000

Montvale School District, GO Notes

   4.625%, 5/15/2002 (Insured; FSA)                                                             200,000                  201,882

Moorestown Township School District, GO Notes

   4.75%, 1/1/2002 (Insured; FGIC)                                                              505,000                  507,457

Mount Laurel Township, GO Notes

   5.30%, 10/1/2001 (Insured; FSA)                                                              225,000                  225,160

State of New Jersey, GO Notes:

   6.25%, 9/15/2001                                                                             200,000                  200,227

   6.70%, 9/15/2001                                                                             260,000  (b)             262,856

   4.50%, 2/1/2002                                                                              500,000                  502,534

   6.375%, 8/1/2002                                                                             250,000  (b)             261,637

   Refunding:

      5.30%, 2/15/2002                                                                          800,000                  807,497

      5.30%, 2/15/2002 (Insured; MBIA)                                                          200,000                  201,730

New Jersey Economic Development Authority:

  Revenue, Municipal Loan Pool

      5.25%, 11/15/2001 (Insured; FSA)                                                          980,000                  981,654

   Transit Revenue (Transportation Project)

      5%, 5/1/2002 (Insured; FSA)                                                               600,000                  608,575


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority (continued):

  VRDN:

    EDR:

         (ARND LLC Project)

            2.05% (LOC; First Union National Bank)                                            5,005,000  (a)           5,005,000

         (AVP Realty Holdings)

            2% (LOC; PNC Bank N.A.)                                                             550,000  (a)             550,000

         (Black Horse Pike Limited Project) 2.21%                                             5,400,000  (a)           5,400,000

         (Fieldstone Corporation)

            2% (LOC; PNC Bank N.A.)                                                             800,000  (a)             800,000

         (Guttenplans Bakery, Inc.)

            2% (LOC; PNC Bank N.A.)                                                             200,000  (a)             200,000

         Refunding:

            (Airis Newark LLC Project)

               1.95% (Insured; AMBAC and Liquidity

               Facility; Kredietbank)                                                         5,200,000  (a)           5,200,000

            (RDR Investment Co. LLC)

               2.15% (LOC; First Union National Bank)                                           500,000  (a)             500,000

         (South Van Brunt Properties LLC)

            2.15% (LOC; First Union National Bank)                                            2,255,000  (a)           2,255,000

         (Stamato Realty LLC Project)

            1.96% (LOC; Valley National Bank)                                                 4,900,000  (a)           4,900,000

         (Steel Craft Industries Corporation Project)

            2.15% (LOC; First Union National Bank)                                            2,800,000  (a)           2,800,000

         (The Center School Project)

            1.95% (LOC; Fleet Bank)                                                           1,610,000  (a)           1,610,000

         (Wearbest SIL--Tex Mills Project)

            2.25% (LOC; The Bank of New York)                                                 3,890,000  (a)           3,890,000

      IDR (Penwell Holdings LLC Project)

         2.15% (LOC; First Union National Bank)                                               3,510,000  (a)           3,510,000

      Industrial Revenue (Four Woodbury Mews Project)

         2.18% (LOC; Fleet Bank)                                                              5,000,000  (a)           5,000,000

      Natural Gas Facilities Revenue, Refunding

         (New Jersery Natural Gas Co. Project)

         2.10% (Insured; AMBAC and Liquidity Facility;

         The Bank of New York)                                                                5,000,000  (a)           5,000,000

      Revenue (U.S. Golf Association Project)

            1.90% (LOC; PNC Bank N.A.)                                                        2,375,000  (a)           2,375,000

New Jersey Environmental Infrastructure Trust, Revenue

   4%, 9/1/2001                                                                                 500,000                  500,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority

  Revenues, Refunding:

    (Community Medical Center/ Kimbell Etc)

         4.50%, 7/1/2002 (Insured; FSA)                                                         100,000                  101,217

      (Palisades Medical Center) 7.60%, 7/1/2002                                                130,000  (b)             137,367

New Jersey Housing and Mortgage Finance Agency, MFHR

   Refunding 4.30%, 11/1/2001 (Insured; FSA)                                                  1,000,000                1,001,708

New Jersey State Transit Corporation:

   COP 5%, 9/15/2001 (Insured; AMBAC)                                                           595,000                  595,232

   Transit Revenue, GAN:

      4.90%, 9/1/2001 (Insured; FSA)                                                          1,670,000                1,670,000

      5.25%, 9/1/2001 (Insured; FSA)                                                          2,735,000                2,735,000

New Jersey State Transportation Trust Fund Authority

   Revenues 4.50%, 12/15/2001 (Insured; MBIA)                                                   125,000                  125,610

New Jersey Turnpike Authority, Turnpike Revenue

  Merlots Program, VRDN 2.11% (Insured; MBIA and Liquidity

   Facility; First Union National Bank)                                                       3,580,000  (a)           3,580,000

New Jersey Wastewater Treatment Trust, Revenue

   5.80%, 5/1/2002                                                                              100,000                  101,936

New Providence, GO Notes, General Improvement

   4%, 7/15/2002 (Insured; FSA)                                                                 150,000                  151,465

Old Tappan Board of Education, GO Notes

   4.875%, 4/1/2002 (Insured; FGIC)                                                             200,000                  201,837

Palisades Park, GO Notes 4.25%, 3/15/2002 (Insured; FSA)                                        110,000                  110,487

Passaic County, GO Notes, General Improvement

   4.375%, 3/15/2002 (Insured; FGIC)                                                            850,000                  854,755

Paterson, GO Notes 6.20%, 2/15/2002 (Insured; FSA)                                              100,000                  101,195

Township of Pennsauken, GO Notes

   4.10%, 6/1/2002 (Insured; FGIC)                                                              350,000                  352,812

Port Authority of New York and New Jersey:

   Revenue 5.50%, 10/15/2001 (Insured; MBIA)                                                    245,000                  245,314

   Special Obligation Revenue, VRDN:

      Merlot Program 2.16% (Insured; MBIA and Liquidity

         Facility; First Union National Bank)                                                 2,425,000  (a)           2,425,000

      Versatile Structure Obligation:

         2.60% (Liquidity Facility; Bank of Nova Scotia)                                      2,250,000  (a)           2,250,000

         2.60% (Liquidity Facility; Landesbank
            Hessen-Thueringen Girozentrale)                                                  12,190,000  (a)          12,190,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Ridgewood, GO Notes 4.90%, 10/1/2001                                                            520,000                  520,646

River Vale Township School District, GO Notes

   4.375%, 9/15/2001 (Insured; FSA)                                                             410,000                  410,180

Rutgers State University, Revenues, Refunding

   (State University of New Jersey) 5.90%, 5/1/2002                                             300,000                  305,712

Salem County Pollution Control Financing Authority, VRDN:

   Industrial Revenue (EI Dupont) 2.65%                                                         100,000  (a)             100,000

   PCR, Refunding (Public Service Electric and Gas)

      1.80% (Insured; MBIA and Liquidity Facility;

      Union Bank of Switzerland)                                                              5,700,000  (a)           5,700,000

Township of South Brunswick, GO Notes
   BAN 4.65%, 11/1/2001                                                                       1,900,000                1,900,757

South Orange Village Township, GO Notes

   Capital Improvement 4.30%, 9/15/2001                                                         125,000                  125,004

Township of Sparta, GO Notes:

   4.75%, 1/1/2002 (Insured; FGIC)                                                              290,000                  290,421

   BAN 3.50%, 1/18/2002                                                                       2,510,244                2,514,412

Union County, GO Notes (County College)
   4.30%, 2/1/2002                                                                              200,000                  201,100

Union County Improvement Authority, LR:

   BAN (Train Station Project) 3.70%, 2/14/2002                                               1,000,000                1,001,450

   Capital Equipment and Facilities Lease 4.90%, 4/1/2002                                       350,000                  354,178

Voorhees Township, GO Notes, BAN 3%, 3/14/2002                                                1,689,100                1,690,842

Washington, GO Notes 4.25%, 4/1/2002 (Insured; FSA)                                             105,000                  105,564

West Windsor Plainsboro Regional School District

   GO Notes 4.50%, 9/15/2001                                                                    100,000                  100,000

Woodbridge Township, GO Notes

   4.50%, 7/15/2002 (Insured; FGIC)                                                             450,000                  456,506

U.S. RELATED--.1%

Northern Mariana Islands Commonwealth, GO Notes

  (Public School System Projects)

   3.50%, 10/1/2001 (Insured; FSA)                                                              100,000                  100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $126,715,335)                                                             99.3%              126,715,335

CASH AND RECEIVABLES (NET)                                                                          .7%                  873,698

NET ASSETS                                                                                       100.0%              127,589,033

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

BAN                 Bond Anticipation Notes

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

GAN                 Grant Anticipation Notes

GO                  General Obligation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 48.9

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       26.1

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    25.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S OR STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

(E)  AT AUGUST 31,2001, THE PORTFOLIO HAD $37,893,781 (29.7% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM INDUSTRIAL REVENUE.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           126,715,335   126,715,335

Cash                                                                    188,308

Interest receivable                                                   1,049,221

Prepaid expenses                                                          5,528

                                                                    127,958,392
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            30,234

Payable for investment securities purchased                             311,736

Accrued expenses                                                         27,389

                                                                        369,359
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      127,589,033
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     127,590,547

Accumulated net realized gain (loss) on investments                     (1,514)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      127,589,033
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       127,590,547

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


STATEMENT OF OPERATIONS

Year Ended August 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,637,223

EXPENSES:

Management fee--Note 2(a)                                              632,731

Shareholder servicing costs--Note 2(b)                                  62,840

Professional fees                                                       25,057

Custodian fees                                                          15,598

Prospectus and shareholders' reports                                     9,430

Registration fees                                                        6,990

Directors' fees and expenses--Note 2(c)                                  3,272

Miscellaneous                                                           13,334

TOTAL EXPENSES                                                         769,252

Less--reduction in management fee due to
   undertaking--Note 2(a)                                             (199,194)

NET EXPENSES                                                           570,058

INVESTMENT INCOME--NET                                               4,067,165
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                    391

Net unrealized appreciation (depreciation) on investments                 (77)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     314

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,067,479

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended August 31,
                                             -----------------------------------
                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,067,165             3,860,415

Net realized gain (loss) from investments             391                 1,974

Net unrealized appreciation (depreciation)
 of investments                                       (77)                  77

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,067,479             3,862,466
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,067,165)          (3,860,415)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 142,905,416         124,380,916

Dividends reinvested                            3,976,340           3,736,625

Cost of shares redeemed                     (141,633,385)        (117,725,586)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            5,248,371            10,391,955

TOTAL INCREASE (DECREASE) IN NET ASSETS       5,248,685            10,394,006
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           122,340,348          111,946,342

END OF PERIOD                                 127,589,033          122,340,348

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                         Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .032           .033           .026           .030          .031

Distributions:

Dividends from investment income--net                            (.032)         (.033)         (.026)         (.030)        (.031)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.26           3.32           2.62           3.01          3.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45            .45            .45           .36

Ratio of net investment income
   to average net assets                                         3.21           3.27           2.59           2.97          3.12

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .16            .18            .20            .19           .27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         127,589        122,340        111,946        118,622       136,553

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings of $346 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the portfolio.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of $1,514 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. If not applied, the carryover expires in fiscal 2007.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $199,194 during the period ended August 31, 2001.

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio' s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2001, the portfolio was charged $48,588 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2001, the portfolio was charged $9,498 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                       The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC New Jersey Municipal Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "Portfolio" ), one of the series comprising Dreyfus BASIC
Municipal Fund, Inc., as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Portfolio at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                           /s/Ernst & Young LLP

New York, New York
October 12, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2001 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

                                                       The Portfolio

                      For More Information

                        Dreyfus BASIC New Jersey Municipal Money
                        Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  127AR0801